                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 25, 1998 included in this Form 8-K, into the Company's previously filed Registration Statements File Nos. 33-90318, 333-00346, 333-09425, 333-14325, 333-21709, 333-35997, 333-43707, and
333-51269.



San Francisco, California                       ARTHUR ANDERSEN LLP
June 19, 1998